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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 13, 2004 (September 7, 2004)
Date of Report (Date of earliest event reported)

MERIT MEDICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1600 West Merit Parkway
South Jordan, Utah 84095
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (801) 253-1600

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

        On September 7, 2004, Merit Medical Systems, Inc. ("Merit") issued a press release announcing it has signed a supplier agreement with Premier Purchasing Partners, L.P., the group purchasing organization of Premier Inc., an alliance of approximately 200 of the nation's leading not-for-profit hospitals and health care organizations. The full text of Merit's press release is furnished herewith as Exhibit 99.1.

        The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

        Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding Merit's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render the Company's products obsolete, delays in obtaining regulatory approvals, potential product recalls, foreign currency fluctuations, changes in health care markets related to health care reform initiatives and litigation. Risk factors, cautionary statements and other conditions which could cause Merit's actual results to differ from management's current expectations are contained in Merit's filings with the Securities and Exchange Commission, including Merit's Annual Report on Form 10-K for the year ended December 31, 2003. Merit undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 9.01 Financial Statements and Exhibits

(c)
Exhibits

99.1
Press Release issued by Merit Medical Systems, Inc., dated September 7, 2004, entitled "Merit Medical Systems Signs Agreement with Premier."

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.
By:	/s/ RASHELLE PERRY Rashelle Perry, Chief Legal Officer

September 13, 2004

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EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release Issued by Merit Medical Systems, Inc., dated September 7, 2004, entitled "Merit Medical Systems Signs Agreement with Premier."

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  Item 7.01 Regulation FD Disclosure
  Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX